Exhibit 10.21

SECURITIES PURCHASE AGREEMENT

THIS SECURIT IES PURCHASE AGREEMENT (this “ Agreement ”), effective as of February 16, 2011, is entered into by and between Infinity Energy Resources, Inc., a Delaware corporation (the “ Company ”), and Amegy Bank, N.A. (the “ Buyer ”).

WITNESSETH:

WHEREAS, the Company wishes to sell to the Buyer, and the Buyer wishes to purchase from the Company, upon the terms and conditions stated in this Agreement, warrants (the “ Warrants ”), substantially in the form attached as Exhibit A , to acquire 931,561 shares (the “ Warrant Shares ” and, together with the Warrants, the “ Securities ”) of the Company’s common stock, par value $0.000 I per share (the “ Common Stock ”);

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto will execute and deliver a registration rights agreement (the “ Registration Rights Agreement ”), substantially in the form attached as Exhibit B , pursuant to which the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “ Securities Act ”), and applicable state securities laws.

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

Section 1. Purchase and Sale of Warrants . The Company shall issue and sell to the Buyer, and the Buyer agrees to purchase from the Company, on the date hereof (or such later or earlier date as is mutually agreed to by the Company and the Buyer), the Warrants. The purchase price (the “Purchase Price”) of the Warrants shall be equal to $10.00.

Section 2. Company’s Representations and Warranties . The Company represents and warrants, as of the date hereof, that each of the representations and warranties of the Company and its subsidiaries in the Warrants, Registration Rights Agreement and Transaction Documents (as defined in that certain Fifth Forbearance Agreement, dated the date hereof, among the Company, Infinity Oil and Gas of Texas, Inc., a Delaware corporation, Infinity Oil & Gas of Wyoming, Inc., a Wyoming corporation, and Buyer) are true and correct as of the date hereof, each such representation and warranty being herby incorporated herein, mutatis mutandi, for all purposes.

Section 3. Buyer’s Representations and Warranties . The Buyer represents and warrants, as of the date hereof, that:

(a)           The Buyer is acquiring the Warrants, and upon exercise hereof (other than pursuant to a Cashless Exercise (as defined in the Warrants)) will acquire the Warrant Shares, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution of the Warrants or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, the Buyer does not agree to hold the Warrants or any of the Warrant Shares for any minimum or other specific term and reserves the right to dispose of the Warrants and the Warrant Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

(b)           The Buyer, as of this date, is an “accredited investor” as such term is defined in Rule 50 l(a) of Regulation 0 under the Securities Act.

(c)           The Buyer understands that, except as provided in the Registration Rights Agreement, (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Buyer provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the Securities Act (“ Rule 144 ”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act; and (ii i) neither the Company nor any other person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities.

(d)           The Buyer understands that the certificates or other instruments representing the Warrants and, until such time as the sale of the Warrant Shares have been registered under the Securities Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Warrant Shares, except as set forth below, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITI ES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECUR ED BY THE SECURITIES.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if (i) such Securities are registered for resale under the Securities Act, (ii) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the Securities Act, (iii) such holder provides the Company with reasonable assurances that the Securities can be sold pursuant to Rule 144, or (iv) such holder provides the Company reasonable assurances that the Securities have been or arc being sold pursuant to Rule 144. The Buyer acknowledges, covenants and agrees to sell the Securities represented by a certificate(s) from which the legend has been removed, only pursuant to (x) a registration statement effective under the Securities Act and in compliance with the rules regarding the delivery of the prospectus included therein, (y) advice of counsel that such sale is exempt from registration required by Section 5 of the Securities Act, or (z) a transaction pursuant to Rule 144.

Section 4. Transfer Agent Instructions .. The Company shall issue irrevocable instructions to its transfer agent in the form attached hereto as Exhibit C (the “ Transfer Agent Instructions ”), and any subsequent transfer agent, to issue certificates or credit shares to the applicable balance accounts at The Depository Trust Company (“ DTC ”), registered in the name of the Buyer or its nominee(s), for the Warrant Shares in such amounts as specified from time to time by the Buyer to the Company upon exercise of the Warrants. Prior to registration of the Warrant Shares under the Securities Act, all such certificates shall bear the restrictive legend specified in Section 3(d) . The Company warrants that, prior to registration of the Warrant Shares under the Securities Act, no instruction (other than the Transfer Agent Instructions referred to in this Section 4 and stop transfer instructions to give effect to Section 3(d) ) will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. If the Buyer provides the Company with an opinion of counsel, in a generally acceptable form, that registration is not required under the Securities Act or applicable state securities laws or the Buyer provides the Company with reasonable assurances that the Securities can be sold pursuant to Rule 144, the Company shall permit the transfer and promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by the Buyer and without any restrictive legend. The Company stipulates that the remedies at law available to the Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Agreement arc not and will not be adequate and that, to the fullest extent permitted by law, such terms may, without the necessity of showing economic loss and without any bond or other securing being required, be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

Section 5. Indemnification . Whether or not the transactions contemplated hereby shall be consummated, the Company agrees to defend (subject to Indemnitees’ selection of counsel), protect, indemnify, pay and hold harmless the Buyer and each other holder of the Securities and each of their respective affiliates, shareholders, partners, officers, directors, employees, agents and direct or indirect investors and any of the foregoing persons’ agents or other representatives (including those retained in connection with the transactions contemplated by this Agreement) (collectively, the “ Indemnitees ”) from and against any and all liabilities, obligations, losses, damages, penalties, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened by any Person, whether or not any such Indemnity shall be designated as a party or a potential party thereto, and any fees or expenses incurred by Indemnitees in enforcing this indemnity), whether direct, indirect or consequential and whether based on any federal, state or foreign laws, statutes, rules or regulations, on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by, or asserted against any such Indemnitee, in any manner relating to or arising out of this Agreement, the Transfer Agent Instructions or any Transaction Document or the transactions contemplated hereby or thereby, IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE OF SUCH INDEMNITEE . To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable Jaw.

Section 6. Governing Law . All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Texas, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas.

Section 7. Successors and Assigns . This Agreement shall inure to the benefit of and be binding upon the Company and the Buyers and their respective successors. Upon prior written notice to the Company, the Buyer may assign its rights and obligations under this Agreement.

Section 8. Amendments .. No amendment, supplement or other modification to this Agreement shall be effective unless in writing and signed by the Company and the Buyer.

Section 9. Fax and PDF Provision . This Agreement may be executed in counterparts, and the Buyer is authorized to attach the signature pages from the counterparts to copies for the Buyer and the Company. At the Buyer’s option, this Agreement may also be executed by the Company in a remote location with signature pages faxed or electronically submitted in pdf format to the Buyer. The Company agrees that the faxed signature electronically submitted in pdf format is binding upon the Company, and the Company further agrees to promptly deliver its original signatures for this Agreement by overnight mail or expedited delivery.

Section 10. Headings .. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall in no way restrict or otherwise modify any of the terms or provisions hereof or affect in any way the meaning or interpretation of this Agreement.

Section 11. Severability .. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, (a) the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic and legal effect of which comes as close as possible to the intent of the illegal, invalid or unenforceable provisions.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement effective as of the 16th   day of February. 2011 .

COMPANY:

INFINITY ENERGY RESOURCES, INC.

By:	/s/ Stanton E. Ross
Name: Stanton E. Ross,
Title: President and Chief Executive Officer

BUYER:

AMEGY BANK, N.A.

By:	/s/ Hank Holmes
Name: Hank Holmes
Title: Executive Vice President

Exhibit A to

Securities Purchase Agreement

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. ANY TRANSFEREE OF THIS WARRANT SHOULD CAREFULLY REVIEW THE TERMS OF THIS WARRANT, INCLUDING SECTION 2(f) HEREOF. THE SECURITIES REPRESENTED BY THIS WARRANT MAY BE LESS THAN THE NUMBER SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 2(f) HEREOF.

INFINITY ENERGY RESOURCES, INC.

WARRANT TO PURCHASE COMMON STOCK

Warrant No.: 1 AB	Number of Shares: __________

Date of Issuance: __________________

Infinity Energy Resources, Inc., a Delaware corporation (the “COMPANY”), hereby certifies that, for Ten United States Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Amegy Bank, N.A., or the registered holder hereof or its assigns, is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Warrant (if required by Section 2(f)), at any time or times on or after the date hereof, but not after 11:59 P.M. New York Time on the Expiration Date (as defined herein) February 10, 2021 -_______________ (_________ ) fully paid nonassessable shares of Common Stock (as defined in Section 1(b)) of the Company (the “WARRANT SHARES”) at the Warrant Exercise Price (as defined in Section 1(b)); provided, however, that in no event shall the Holder (as defined in Section 1(b)) be entitled or required to exercise this Warrant for a number of Warrant Shares in excess of that number of Warrant Shares that, upon giving effect to such exercise, would cause the aggregate number of shares of Common Stock beneficially owned by the Holder and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such exercise. For purposes of the foregoing proviso, the aggregate number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such proviso is being made, but shall exclude shares of Common Stock that would be issuable upon (i) exercise of the remaining, unexercised SPA Warrants (as defined in Section 1(a)) beneficially owned by the Holder and its affiliates and (ii) exercise, conversion or exchange of the unexercised, unconverted or unexchanged portion of any other securities of the Company beneficially owned by the Holder and its affiliates (including any other convertible notes or preferred stock) subject to a limitation on conversion, exercise or exchange analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock the Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent Form 10-Q or Form 10-K, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written request of any Holder, the Company shall promptly, but in no event later than one (1) Business Day (as defined in Section 1(b)) following the receipt of such request, confirm in writing to any such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion, exercise or exchange of securities of the Company, including the SPA Warrants by such Holder and its affiliates, since the date as of which such number of outstanding shares of Common Stock was reported. For purposes of determining the maximum number of shares of Common Stock that the Company may issue to the Holder upon exercise of this Warrant, such Holder’s delivery of an Exercise Notice (as defined in Section 2(a)) with respect to such exercise shall constitute a representation (on which the Company may rely without investigation) by the Holder that upon the issuance of the shares of Common Stock to be issued to such Holder, the shares of Common Stock beneficially owned by such Holder and its affiliates shall not exceed 4.99% of the total outstanding shares of Common Stock of the Company immediately after giving effect to such exercise as determined in accordance with this paragraph.

Section 1.

(a)          Securities Purchase Agreement. This Warrant is one of the warrants issued pursuant to Section 1 of that certain Securities Purchase Agreement dated as of February 11, 2011, among the Company and Amegy Bank, N.A. (as such agreement may be amended from time to time as provided in such agreement, the “SECURITIES PURCHASE AGREEMENT”) or of any warrants issued in exchange or substitution therefor or replacement thereof (all such warrants being collectively referred to as the “SPA WARRANTS”).

(b)          Definitions. The following words and terms as used in this Warrant shall have the following meanings:

(i)          “2007 LOAN AGREEMENT” means that certain Loan Agreement dated January 9, 2007, among Company, Infinity Oil and Gas of Texas, Inc., a Texas corporation, Infinity Oil & Gas of Wyoming, Inc., a Wyoming corporation, and Amegy Bank, N.A., as amended, restated, modified, supplemented, extended, replaced or renewed from time to time.

(ii)          “APPROVED STOCK PLAN” means any employee benefit plan that has been approved by the board of directors and shareholders of the Company, pursuant to which the Company’s securities may be issued to any consultant, employee, officer or director for services provided to the Company.

(iii)          “ARTICLES OF INCORPORATION” means the Company’s Articles of Incorporation, as amended from time to time as permitted hereby.

(iv) “BUSINESS DAY” means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

(v)          “CAPITAL STOCK” means, as to the Company, its shares of Common Stock, preferred stock, and/or any other capital stock or other equity interests authorized from time to time, and any other securities, options, interests, participations or other equivalents (however designated) of or in the Company, whether voting or nonvoting, including, without limitation, options, warrants, phantom stock, stock appreciation rights, convertible notes or debentures, stock purchase rights, and all agreements, instruments, documents and securities convertible, exercisable, or exchangeable, in whole or in part, into any one or more of the foregoing.

(vi)          “COMMON STOCK” means (i) the Company’s common stock, $0.0001 par value per share, and (ii) any Capital Stock into which such common stock shall have been changed or any Capital Stock resulting from a reclassification of such common stock.

(vii)          “CONVERTIBLE SECURITY” means any evidence of indebtedness or Capital Stock (other than Options) directly or indirectly convertible into or exchangeable or exercisable for Common Stock.

(viii)          “EXPIRATION DATE” means the date that is ten (10) years after the Warrant Date (as defined in Section 12) or, if such date does not fall on a Business Day, then the next Business Day.

(ix)          “HOLDER” means each and every holder or beneficial owner of any portion of this Warrant or any of the Warrant Shares. Without in any way limiting the foregoing, the term “Holder” shall include Amegy Bank, N.A. and its successors and/or assigns that at any time holds or otherwise owns any portion of this Warrant or the Warrant Shares. If at any time there shall exist more than one Holder, then, with respect to any action, approval or consent of the Holder required or otherwise permitted pursuant to the provisions hereof, such action, approval or consent shall be deemed to have been taken, received or otherwise obtained if such action, approval or consent is taken, received or otherwise obtained by or from the Requisite Holders.

(x)          “LOAN AGREEMENT” means the 2007 Loan Agreement.

(xi)          “OPTIONS” means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

(xii)          “PERSON” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof or any other legal entity.

(xiii)          “PRINCIPAL MARKET” means, with respect to the Common Stock or any other security, the principal securities exchange or trading market for the Common Stock or such other security.

(xiv)          “REGISTRATION RIGHTS AGREEMENT” means that certain Registration Rights Agreement dated as of February 11, 2011, by and among the Company and Amegy Bank, N.A., as such agreement may be amended, restated, modified, supplemented, extended, replaced or renewed from time to time as provided in such agreement.

(xvi)          “REQUISITE HOLDERS” means Holders that own or otherwise hold more than fifty percent (50%) of the Warrant Shares issued or issuable upon exercise of the Warrant.

(xvii)          “SECURITIES ACT” means the Securities Act of 1933, as amended.

(xviii)          “TRADING DAY” means any day on which the Common Stock is traded on the Principal Market.

(xix)          “WARRANT” means this Warrant and all Warrants issued in exchange, transfer or replacement thereof pursuant to the terms of this Warrant.

(xx)          “WARRANT EXERCISE PRICE” shall be equal to, with respect to any Warrant Share $5.01, subject to adjustment and hereinafter provided.

(xxi)          “WEIGHTED AVERAGE PRICE” means, for any security as of any date, the dollar volume-weighted average price for such security on its Principal Market during the period beginning at 9:30 a.m., New York City Time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00 p.m., New York City Time (or such other time as the Principal Market publicly announces is the official close of trading), as reported by Bloomberg Financial Markets (or any successor thereto, “BLOOMBERG”) through its “Volume at Price” functions, or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30 a.m., New York City Time (or such other time as such over-the-counter market publicly announces is the official open of trading), and ending at 4:00 p.m., New York City Time (or such other time as such over-the-counter market publicly announces is the official close of trading), as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by the Pink OTC Markets Inc. If the Weighted Average Price cannot be calculated for such security on such date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved pursuant to Section 2(a) below. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during any period during which the Weighted Average Price is being determined.

Section 2. Exercise of Warrant.

(a)          Subject to the terms and conditions hereof, this Warrant may be exercised by the Holder then registered on the books of the Company, in whole or in part, at any time on any Business Day on or after the opening of business on the date hereof and prior to 11:59 P.M. New York Time on the Expiration Date by (i) delivery of a written notice, in the form of the subscription form attached as Exhibit A hereto (the “EXERCISE NOTICE”), of such Holder’s election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, (ii) (A) payment to the Company of an amount equal to the Warrant Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the “AGGREGATE EXERCISE PRICE”) by wire transfer of immediately available funds (or by check if the Company has not provided the Holder with wire transfer instructions for such payment), (B) by notifying the Company that this Warrant is being exercised pursuant to a Cashless Exercise (as defined in Section 2(e)) or (C) any combination of the foregoing, and (iii) if required by Section 2(f) or unless the Holder has previously delivered this Warrant to the Company and it or a new replacement Warrant has not yet been delivered to the Holder, the surrender to a common carrier for overnight delivery to the Company as soon as practicable following such date, this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction); provided, that if such Warrant Shares are to be issued in any name other than that of the registered Holder, such issuance shall be deemed a transfer and the provisions of Section 7 shall be applicable. In the event of any exercise of the rights represented by this Warrant in compliance with this Section 2(a), the Company shall on the second (2nd) Business Day (the “WARRANT SHARE DELIVERY DATE”) following the date of its receipt of the later of the Exercise Notice, the Aggregate Exercise Price (or notice of Cashless Exercise) and if required by Section 2(f) (or unless the Holder has previously delivered this Warrant to the Company and it or a new replacement Warrant has not yet been delivered to the Holder), this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction) (the “EXERCISE DELIVERY DOCUMENTS”), (A) provided that the transfer agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program and provided that the Holder is eligible to receive shares through DTC, credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system and promptly execute and deliver to the Holder the Acknowledgment attached to the Exercise Notice or (B) issue and deliver to the address specified in the Exercise Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled. Upon the later of the date of delivery of (x) the Exercise Notice and (y) the Aggregate Exercise Price referred to in clause (ii)(A) above or notification to the Company of a Cashless Exercise referred to in Section 2(e), the Holder shall be deemed for all purposes to have become the Holder of record of the Warrant Shares with respect to which this Warrant has been exercised (the date thereof being referred to as the “DEEMED ISSUANCE DATE”), irrespective of the date of delivery of this Warrant as required by clause (iii) above or the certificates evidencing such Warrant Shares. In the case of a dispute as to the determination of the Warrant Exercise Price, the Weighted Average Price of a security or the arithmetic calculation of the number of Warrant Shares, the Company shall promptly issue to the Holder the number of shares of Common Stock that is not disputed and shall submit the disputed determinations or arithmetic calculations to the Holder via facsimile within two (2) Business Days of receipt of the Holder’s Exercise Notice. If the Holder and the Company are unable to agree upon the determination of the Warrant Exercise Price, the Weighted Average Price or arithmetic calculation of the number of Warrant Shares within one (1) Business Day of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall promptly submit via facsimile (i) the disputed determination of the Warrant Exercise Price or the Weighted Average Price to an independent, reputable investment banking firm agreed to by the Company and the Holder or (ii) the disputed arithmetic calculation of the number of Warrant Shares to its independent, outside public accountant. The Company shall direct the investment banking firm or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than two (2) Business Days after the date it receives the disputed determinations or calculations. Such investment banking firm’s or accountant’s determination or calculation, as the case may be, shall be deemed conclusive absent demonstrable error. Notwithstanding the foregoing, the Holder may, upon written notice delivered to the Company concurrently with the surrender of this Warrant for exercise as provided herein, elect that the exercise of all or any portion of this Warrant be conditioned upon the consummation of any transaction or event, in which case (x) such exercise shall not be deemed to be effective unless and until the consummation of such transaction or event occurs and (y) such exercise may be revoked by the Holder at any time prior to the consummation of such transaction or event. If such transaction or event is not consummated or is so revoked, the Company shall promptly return the surrendered Warrant and the Aggregate Exercise Price paid, unless otherwise instructed by such Holder.

(b)          If this Warrant is submitted for exercise, as may be required by Section 2(f), and unless the rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, as soon as practicable and in no event later than four (4) Business Days after receipt of this Warrant (the “WARRANT DELIVERY DATE”) and at its own expense, issue a new Warrant identical in all respects to this Warrant except it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which such Warrant is exercised (together with, in the case of a cashless exercise, the number of Warrant Shares surrendered in lieu of payment of the Exercise Price).

(c)          No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock issued upon exercise of this Warrant shall be rounded up or down to the nearest whole number (with 0.5 rounded up).

(d)          (i) The Company stipulates that the remedies at law available to the Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may, without the necessity of showing economic loss and without any bond or other securing being required, be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise. Subject to the last sentence of Section 6, if the Company shall fail to issue and deliver to the Holder within three (3) Business Days of receipt of the Exercise Delivery Documents a certificate for the number of shares of Common Stock to which the Holder is entitled (taking into account the limitations on the exercise of this Warrant set forth in the first paragraph of this Warrant) or to credit the Holder’s balance account with DTC for such number of shares of Common Stock to which the Holder is entitled (taking into account the limitations on the exercise of this Warrant set forth in the first paragraph of this Warrant) upon the Holder’s exercise of this Warrant, in either case, the issuance and delivery of which would violate existing securities law applicable to the Company, then the Company shall, in addition to any other remedies under this Warrant or the Securities Purchase Agreement or otherwise available to such Holder, including any indemnification under Section 5 of the Securities Purchase Agreement, pay as additional damages in cash to such Holder on each day after such third (3rd) Business Day that such shares of Common Stock are not issued and delivered to the Holder, an amount equal to the product of (A) the number of shares of Common Stock not issued to the Holder on or prior to the Warrant Share Delivery Date and (B) the Weighted Average Price of the Common Stock on the Warrant Share Delivery Date.

(ii)          If the Company shall fail to issue and deliver to the Holder on the Warrant Delivery Date a new Warrant for the number of shares of Common Stock to which such Holder is entitled (taking into account the limitations on the exercise of this Warrant set forth in the first paragraph of this Warrant) pursuant to Section 2(b), if any, then, at the election of the Holder made in the Holder’s sole discretion, the Company shall, in addition to any other remedies under this Warrant or the Securities Purchase Agreement or otherwise available to such Holder, including any indemnification under Section 5 of the Securities Purchase Agreement, pay as additional damages in cash to such Holder on each day after such fourth (4th) Business Day that such Warrant is not delivered, an amount equal to 0.5% of the product of (i) the number of shares of Common Stock issuable upon exercise of the Warrant as of the Warrant Delivery Date, and (ii) the Weighted Average Price of the Common Stock on the Warrant Delivery Date

(iii)          Notwithstanding the foregoing, in no event shall cash damages accrue pursuant to this Section 2(d) during the period, if any, in which any Warrant Shares are the subject of a bona fide dispute that is subject to and being resolved pursuant to, and in compliance with the time periods and other provisions of, the dispute resolution provisions of Section 2(a).

(iv)          Alternatively, subject to the dispute resolution provisions of Section 2(a), at the election of the Holder made in the Holder’s sole discretion, the Company shall pay to the Holder, in lieu of the additional damages referred to in the immediately preceding clauses (i) and (ii) (but in addition to all other available remedies that the Holder may pursue hereunder and under the Securities Purchase Agreement (including indemnification pursuant to Section 5 thereof)), 110% of the amount by which (A) the Holder’s total purchase price (including brokerage commissions, if any) for shares of Common Stock purchased to make delivery in satisfaction of a sale by such Holder of the shares of Common Stock to which the Holder is entitled but has not received upon an exercise, exceeds (B) the net proceeds received by the Holder from the sale of the shares of Common Stock to which the Holder is entitled but has not received upon such exercise.

(e)          Notwithstanding anything contained herein to the contrary, the Holder may, at its election exercised in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “CASHLESS EXERCISE”):

Net Number = (A x B) - (A x C)

 --------------------

     B

For purposes of the foregoing formula:

A= the total number of shares with respect to which this Warrant is then being exercised;

B= the Weighted Average Price of the Common Stock on the trading day immediately preceding the date of the delivery of the Exercise Notice; and

C= the Warrant Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

(f)          Book-Entry. Notwithstanding anything to the contrary set forth herein, upon exercise of this Warrant in accordance with the terms hereof, the Holder shall not be required to physically surrender this Warrant to the Company unless it is being exercised for all of the Warrant Shares represented by the Warrant. The Holder and the Company shall maintain records showing the number of Warrant Shares exercised and issued and the dates of such exercises or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Warrant upon each such exercise. In the event of any dispute or discrepancy, such records of the Company establishing the number of Warrant Shares to which the Holder is entitled shall be controlling and determinative in the absence of demonstrable error. Notwithstanding the foregoing, if this Warrant is exercised as aforesaid, the Holder may not transfer this Warrant unless the Holder first physically surrenders this Warrant to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant of like tenor, registered as the Holder may request, representing in the aggregate the remaining number of Warrant Shares represented by this Warrant. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following exercise of any portion of this Warrant, the number of Warrant Shares represented by this Warrant may be less than the number stated on the face hereof. Each Warrant shall bear the following legend:

ANY TRANSFEREE OF THIS WARRANT SHOULD CAREFULLY REVIEW THE TERMS OF THIS WARRANT, INCLUDING SECTION 2(f) HEREOF. THE SECURITIES REPRESENTED BY THIS WARRANT MAY BE LESS THAN THE NUMBER SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 2(f) HEREOF.

(g)          Company to Reaffirm Obligations. The Company will, at the time of each exercise of this Warrant, upon the request of the Holder, acknowledge in writing its continuing obligation to afford to such Holder all rights to which such Holder is entitled after such exercise in accordance with the terms of this Warrant; provided, however, that if the Holder shall fail to make any such request, then such failure shall not affect the continuing obligation of the Company to afford such rights to such Holder.

Section 3.          (a) Representations and Warranties of the Company. The Company hereby represents and warrants that each of the representations and warranties of the Company and its subsidiaries set forth in the Transaction Documents (as defined in the Securities Purchase Agreement) are true and correct as of the date hereof, each such representation and warranty being hereby incorporated by reference herein, mutatis mutandi, for all purposes.

(b)          Covenants as to Common Stock. The Company hereby covenants and agrees as follows:

(i)          This Warrant is, and any Warrants issued in substitution for or replacement of this Warrant will upon issuance be, duly authorized and validly issued.

(ii)          All Warrant Shares that may be issued upon the exercise of the rights represented by this Warrant shall be duly authorized and will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

(iii)          During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, solely for issuance and delivery upon exercise of this Warrant, at least 110% of the number of shares of Common Stock needed to provide for the exercise of the rights then represented by this Warrant.1

(iv)          The Company shall not close its books against the transfer of this Warrant or any Warrant Shares in any manner which interferes with the timely exercise of this Warrant in accordance with the terms hereof.

(v)          The Company shall assist and cooperate with the Holder in making any required governmental filings or obtaining any required governmental approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).

(vi)          If the Principal Market requires, the Company shall promptly secure the listing of the shares of Common Stock issuable upon exercise of this Warrant on the Principal Market (subject to official notice of issuance upon exercise of this Warrant) and each other market or exchange on which the Common Stock is traded or listed and shall maintain, so long as any other shares of Common Stock shall be so traded or listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and if the Principal Market requires, the Company shall so list on the Principal Market and each other market or exchange on which the Common Stock is traded or listed and shall maintain such listing of, any other shares of Capital Stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on the Principal Market and each other market or exchange on which the Common Stock is traded or listed.

(vii)          The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the Holder in order to protect the exercise privilege of the Holder against impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (A) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above $0.0001 per share, and (B) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

(viii)          This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company’s assets.

Section 4.          Taxes. The Company shall pay any and all taxes (excluding income taxes, franchise taxes or other taxes levied on gross earnings, profits or the like of the Holder) that may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

Section 5.          (a)          Fiduciary Duties of the Company. The Company acknowledges and agrees that, for so long as any of the Warrants are outstanding and regardless of whether the Holder hereof has exercised any portion of this Warrant, (i) the officers and directors of the Company will owe the same duties (fiduciary and otherwise) to the Holder as are owed to the other holders of Common Stock and (ii) the Holder will be entitled to all rights and remedies with respect to such duties or that are otherwise available to a shareholder of the Company under the Delaware General Corporation Law, as amended from time to time.

(b)          Warrant Holder Not Deemed a Shareholder. No Holder, as such, of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose (other than to the extent that the Holder is deemed to be a beneficial holder of shares under applicable securities laws after taking into account the limitation set forth in the first paragraph of this Warrant), nor shall anything contained in this Warrant be construed to confer upon the Holder, as such, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the Deemed Issuance Date of the Warrant Shares that such Holder is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any obligation on such Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as imposing any liability on such Holder as a shareholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 5, the Company will provide the Holder with copies of the same notices and other information given to the shareholders of the Company generally, contemporaneously with the giving thereof to the shareholders.

(c)          No Effect on Lender Relationship. The Company acknowledges and agrees that, notwithstanding anything in this Warrant or the Loan Agreements to the contrary, nothing contained in this Warrant shall affect, limit or impair the rights and remedies of any Holder or any of its affiliates (i) in its or their capacity as a lender to the Company or any of its subsidiaries pursuant to any agreement under which the Company or any of its subsidiaries has borrowed money, including, without limitation, the Loan Agreements, or (ii) in its or their capacity as a lender to any other Person who has borrowed money. Without limiting the generality of the foregoing, any such Person, in exercising its rights as a lender, including making its decision on whether to foreclose on any collateral security, will have no duty to consider (x) its or any of its affiliates’ status as a Holder, (y) the interests of the Company or its subsidiaries or (z) any duty it may have to any other holders or any shareholders of the Company, except as may be required under the applicable loan documents or by commercial law applicable to creditors generally. No consent, approval, vote or other action taken or required to be taken by any Holder in such capacity shall in any way impact, affect or alter the rights and remedies of the Holder or any of its affiliates as a lender.

Section 6. Representations of Holder. The Holder, by the acceptance hereof, represents that it is acquiring this Warrant, and upon exercise hereof (other than pursuant to a Cashless Exercise) will acquire the Warrant Shares, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, the Holder does not agree to hold this Warrant or any of the Warrant Shares for any minimum or other specific term and reserves the right to dispose of this Warrant and the Warrant Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. The Holder further represents, by acceptance hereof, that, as of this date, such Holder is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act (an “ACCREDITED INVESTOR”). Each delivery of an Exercise Notice, other than in connection with a Cashless Exercise, shall constitute confirmation at such time by the Holder of the representations concerning the Warrant Shares set forth in the first two sentences of this Section 6, unless contemporaneous with the delivery of such Exercise Notice, the Holder notifies the Company in writing that it is not making such representations (a “REPRESENTATION NOTICE”).

Section 7. Ownership and Transfer.

(a)          The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee. The Company may treat the person in whose name any Warrant is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any transfers made in accordance with the terms of this Warrant.

(b)          This Warrant and the rights granted hereunder shall be assignable by the Holder without the consent of the Company.

(c)          The Company is obligated to register the Warrant Shares for resale under the Securities Act pursuant to the Registration Rights Agreement, and the initial Holder (and assignees thereof) is entitled to the registration rights in respect of the Warrant Shares as set forth in the Registration Rights Agreement.

Section 8.          Adjustment of Warrant Exercise Price and Number of Warrant Shares. The Warrant Exercise Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted from time to time as follows:

(a) ADJUSTMENT OF WARRANT EXERCISE PRICE AND NUMBER OF SHARES UPON ISSUANCE OF COMMON STOCK. IF AND WHENEVER ON OR AFTER THE WARRANT DATE, THE COMPANY ISSUES OR SELLS, OR IS DEEMED TO HAVE ISSUED OR SOLD, ANY SHARES OF COMMON STOCK (INCLUDING THE ISSUANCE OR SALE OF SHARES OF COMMON STOCK OWNED OR HELD BY OR FOR THE ACCOUNT OF THE COMPANY, BUT EXCLUDING EXEMPTED ISSUANCES (AS DEFINED BELOW)), FOR A CONSIDERATION PER SHARE LESS THAN A PRICE EQUAL TO THE WARRANT EXERCISE PRICE IN EFFECT IMMEDIATELY PRIOR TO SUCH ISSUANCE OR SALE (THE “APPLICABLE PRICE”), THEN IMMEDIATELY AFTER SUCH ISSUE OR SALE THE WARRANT EXERCISE PRICE THEN IN EFFECT SHALL BE REDUCED TO AN AMOUNT EQUAL TO SUCH CONSIDERATION PER SHARE. UPON EACH SUCH ADJUSTMENT OF THE WARRANT EXERCISE PRICE PURSUANT TO THE IMMEDIATELY PRECEDING SENTENCE, THE NUMBER OF SHARES OF COMMON STOCK ACQUIRABLE UPON EXERCISE OF THIS WARRANT SHALL BE ADJUSTED TO THE NUMBER OF SHARES DETERMINED BY MULTIPLYING THE WARRANT EXERCISE PRICE IN EFFECT IMMEDIATELY PRIOR TO SUCH ADJUSTMENT BY THE NUMBER OF SHARES OF COMMON STOCK ACQUIRABLE UPON EXERCISE OF THIS WARRANT IMMEDIATELY PRIOR TO SUCH ADJUSTMENT AND DIVIDING THE PRODUCT THEREOF BY THE WARRANT EXERCISE PRICE RESULTING FROM SUCH ADJUSTMENT. FOR PURPOSES OF THIS WARRANT, “EXEMPTED ISSUANCES” SHALL MEAN: (I) SHARES OF COMMON STOCK ISSUED OR DEEMED TO BE ISSUED BY THE COMPANY, PROVIDED THAT THE NUMBER OF SUCH SHARES ISSUED OR DEEMED TO BE ISSUED IN 2011 DOES NOT EXCEED 10.0% OF THE NUMBER OF OUTSTANDING SHARES OF COMMON STOCK AS OF DECEMBER 31, 2010 OR (II) SHARES OF COMMON STOCK ISSUED OR DEEMED TO BE ISSUED BY THE COMPANY UPON EXERCISE OF THE SPA WARRANTS.

(b)          Effect on Warrant Exercise Price of Certain Events. For purposes of determining the adjusted Warrant Exercise Price under Section 8(a), the following shall be applicable to issuances other than Exempted Issuances:

(i)          Issuance of Options. If the Company in any manner grants or sells any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exchange or exercise of any Convertible Securities issuable upon exercise of any such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 8(b)(i), the “lowest price per share for which one share of Common Stock is issuable upon exercise of any such Option or upon conversion, exchange or exercise of any Convertible Security issuable upon exercise of any such Option” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of such Option, upon exercise of such Option and upon conversion, exchange or exercise of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Warrant Exercise Price shall be made upon the actual issuance of such Common Stock or of such Convertible Security upon the exercise of such Option or upon the actual issuance of such Common Stock upon conversion, exchange or exercise of such Convertible Security.

(ii)          Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon the conversion, exchange or exercise thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 8(b)(ii), the “lowest price per share for which one share of Common Stock is issuable upon such conversion, exchange or exercise” shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of any such Convertible Security and upon conversion, exchange or exercise of such Convertible Security. No further adjustment of the Warrant Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion, exchange or exercise of such Convertible Security, and if any such issue or sale of such Convertible Security is made upon exercise of any Option for which adjustment of the Warrant Exercise Price had been or are to be made pursuant to other provisions of this Section 8(b), no further adjustment of the Warrant Exercise Price shall be made by reason of such issue or sale.

(iii)          Change in Option Price or Rate of Conversion. If the purchase, exchange or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exchange or exercise of any Convertible Securities, or the rate at which any Options or Convertible Securities are convertible into or exchangeable or exercisable for Common Stock changes at any time, the Warrant Exercise Price in effect at the time of such change shall be adjusted to the Warrant Exercise Price that would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase, exchange or exercise price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold and the number of shares of Common Stock acquirable hereunder shall be correspondingly readjusted. For purposes of this Section 8(b)(iii), if the terms of any Option or Convertible Security that was outstanding as of the date of issuance of this Warrant are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment shall be made if such adjustment would result in an increase of the Warrant Exercise Price then in effect.

(c)          Effect on Warrant Exercise Price of Certain Events. For purposes of determining the adjusted Warrant Exercise Price under Sections 8(a) and 8(b), the following shall be applicable:

(i)          Calculation of Consideration Received. In case any Options are issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction or series of related transactions, (A) the Options will be deemed to have been issued for a consideration equal to the greater of $0.01 and the specific aggregate consideration, if any, allocated to such Options (in either case, the “OPTION CONSIDERATION”) and, for purposes of applying the provisions of this Section 8, the Option Consideration shall be allocated pro rata among all the shares of Common Stock issuable upon exercise of such Options to determine the consideration per each such share of Common Stock and (B) the other securities will be deemed to have been issued for an aggregate consideration equal to the aggregate consideration received by the Company for the Options and other securities (determined as provided below with respect to each share of Common Stock represented thereby), less the sum of (1) the Black-Scholes Value (as defined below) of such Options and (2) the Option Consideration. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. If any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of marketable securities, in which case the amount of consideration received by the Company will be the Weighted Average Price of such securities on the date of receipt of such securities. If any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the Holder. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “VALUATION EVENT”), the fair value of such consideration will be determined within five (5) Business Days after the tenth (10th) day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Holder. The determination of such appraiser shall be final and binding upon all parties absent demonstrable error, and the fees and expenses of such appraiser shall be borne by the Company.

(ii)          Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (1) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (2) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(iii)          Black-Scholes Value. The “BLACK-SCHOLES VALUE” of any Options shall mean the sum of the amounts resulting from applying the Black-Scholes pricing model to each such Option, which calculation is made with the following inputs: (i) the “option striking price” being equal to the lowest exercise price possible under the terms of such Option on the date of the issuance of such Option (the “VALUATION DATE”), (ii) the “interest rate” being equal to the interest rate on one-year United States Treasury Bills issued most recently prior to the Valuation Date, (iii) the “time until option expiration” being the time from the Valuation Date until the expiration date of such Option, (iv) the “current stock price” being equal to the Weighted Average Price of the Common Stock on the Valuation Date, (v) the “volatility” being the 100-day historical volatility of the Common Stock as of the Valuation Date (as reported by the Bloomberg “HVT” screen), and (vi) the “dividend rate” being equal to zero. Within three (3) Business Days after the Company Valuation Date, each of the Company and the Holder shall deliver to the other a written calculation of its determination of the Black-Scholes value of the Options. If the Holder and the Company are unable to agree upon the calculation of the Black-Scholes Value of the Options within five (5) Business Days of the Valuation Date, then the Company shall submit via facsimile the disputed calculation to an investment banking firm (jointly selected by the Company and the Holder) within seven (7) Business Days of the Valuation Date. The Company shall direct such investment banking firm to perform the calculations and notify the Company and the Holder of the results no later than ten (10) Business Days after the Valuation Date. Such investment banking firm’s calculation of the Black-Scholes Value of the Options shall be deemed conclusive absent demonstrable error. The Company shall bear the fees and expenses of such investment banking firm for providing such calculation.

(d)          Adjustment of Warrant Exercise Price upon Subdivision or Combination of Common Stock. If the Company at any time after the date of issuance of this Warrant subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Warrant Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock obtainable upon exercise of this Warrant will be proportionately increased. If the Company at any time after the date of issuance of this Warrant combines (by combination, reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Warrant Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of shares of Common Stock obtainable upon exercise of this Warrant will be proportionately decreased. Any adjustment under this Section 8(d) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(e)          Distribution of Assets. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Stock, by way of return of capital or otherwise (including any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (a “DISTRIBUTION”), at any time after the issuance of this Warrant, then, in each such case:

(i)          the Warrant Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Warrant Exercise Price by a fraction of which (A) the numerator shall be the Weighted Average Price of the Common Stock on the trading day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company’s Board of Directors) applicable to one share of Common Stock, and (B) the denominator shall be the Weighted Average Price of the Common Stock on the trading day immediately preceding such record date; and

(ii)          either (A) the number of Warrant Shares obtainable upon exercise of this Warrant shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding clause (i), or (B) in the event that the Distribution is of common stock of a company whose common stock is traded on a national securities exchange or a national automated quotation system, then the Holder shall receive an additional warrant, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable for the amount of the assets that would have been payable to the Holder pursuant to the Distribution had the Holder exercised this Warrant immediately prior to such record date and with an exercise price equal to the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding clause (i).

(f)          Certain Events. If any event occurs as to which the provisions of this Section 8 are not strictly applicable but with respect to which the failure to make any adjustment would not fairly protect the Holder or fairly preserve and give effect to the anti-dilution rights represented by this Warrant in accordance with its essential intent and principles (including the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then, in each such case, the Company shall appoint a firm of independent investment bankers of recognized national standing (which shall be completely independent of the Company and shall be satisfactory to the Holder), that shall give their opinion upon the adjustment, if any, necessary to preserve, without dilution, the rights represented by this Warrant; provided that no such adjustment will increase the Warrant Exercise Price or decrease the number of shares of Common Stock obtainable as otherwise determined pursuant to this Section 8.

(g) Notices.

(i)          Within one (1) Business Day of any adjustment of the Warrant Exercise Price, the Company will give written notice thereof to the Holder, setting forth in reasonable detail, and certifying, the calculation of such adjustment.

(ii)          The Company will give written notice to the Holder at least ten (10) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change (as defined in Section 9(b)), dissolution or liquidation, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such Holder.

(iii)          The Company will also give written notice to the Holder at least ten (10) days prior to the date on which any Organic Change, dissolution or liquidation will take place, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such Holder.

Section 9.          Purchase Rights; Reorganization, Reclassification, Consolidation, Merger or Sale. (a) In addition to any adjustments pursuant to Section 8 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of its Capital Stock (the “PURCHASE RIGHTS”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights that such Holder could have acquired if such Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

(b)          Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company’s assets to another Person or other transaction that is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an “ORGANIC CHANGE.” Prior to the consummation of any (i) sale of all or substantially all of the Company’s assets to an acquiring Person or (ii) other Organic Change following which the Company is not a surviving entity, the Company will secure from the Person purchasing such assets or the successor resulting from such Organic Change (in each case, the “ACQUIRING ENTITY”) a written agreement (in form and substance satisfactory to the Requisite Holders) to deliver to each holder of SPA Warrants in exchange for each such SPA Warrant, a security of the Acquiring Entity evidenced by a written instrument substantially similar in form and substance to this Warrant and satisfactory to the holders of such SPA Warrant (including, an adjusted warrant exercise price equal to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and exercisable for a corresponding number of shares of Common Stock acquirable and receivable upon exercise of such SPA Warrant (without regard to any limitations on exercises), if the value so reflected is less than the Warrant Exercise Price in effect immediately prior to such consolidation, merger or sale). Prior to the consummation of any other Organic Change, the Company shall make appropriate provision (in form and substance satisfactory to the Requisite Holders) to ensure that each of the holders of the SPA Warrants will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of such holder’s SPA Warrants (without regard to any limitations on exercises), such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of shares of Common Stock that would have been acquirable and receivable upon the exercise of such holder’s Warrant as of the date of such Organic Change (without taking into account any limitations or restrictions on the exerciseability of this Warrant).

(c)          In the event that an Acquiring Entity is not a publicly traded corporation whose common stock is listed on the NASDAQ Global Market, the NASDAQ Global Select Market or the New York Stock Exchange (a “Private Company Organic Change”), the Holder shall have the right (in addition to all other rights hereunder) to require the Company to redeem this Warrant for a cash payment equal to the Private Company Redemption Amount (as defined below). Such right may be exercised as to all or any portion of this Warrant and shall be exercised, if at all, by a notice (or notices) specifying the number of Warrant Shares as to which this Warrant is to be redeemed (each, a “Warrant Redemption Right Exercise Notice” and the date of delivery thereof, the “Warrant Redemption Right Exercise Notice Date”), which shall be irrevocable provided that the Company complies with its obligations hereunder and except as expressly provided in this Section 9, given to the Company at any time during the period (i) beginning on and including the earlier of (A) the date written notice of a Private Company Organic Change is delivered to the Holder, which written notice the Company shall deliver not less than twenty (20) Trading Days prior to such Private Company Organic Change (provided that the Company shall provide such notice contemporaneously with (but not earlier than) the first public disclosure of the information contained therein and simultaneously to the holders of all outstanding Warrants), and (B) the date that is twenty (20) Trading Days prior to the consummation of such Private Company Organic Change (the earlier of (A) and (B), the “Warrant Redemption Right Exercise Period Commencement Date”), and (ii) ending on and including the date that is three (3) Trading Days prior to the consummation of such Private Company Organic Change. Following the delivery by the Holder of a Warrant Redemption Right Exercise Notice, the Company and the Holder shall each promptly determine the applicable Private Company Redemption Value (as defined below) and notify in writing the other of the Private Company Redemption Value so determined. If the Holder and the Company are unable to agree on the calculation of the applicable Private Company Redemption Value, such dispute regarding the calculation of the applicable Private Company Redemption Value shall be resolved in accordance with the procedures set forth in Section 8(b)(iii) of this Warrant. The applicable “Private Company Redemption Value” shall be the Black-Scholes Value of this Warrant as to one (1) Warrant Share, except that in calculating such Black-Scholes Value, (x) the Valuation Date shall be the applicable Warrant Redemption Right Exercise Notice Date, (y) the “option striking price” shall be the Warrant Exercise Price on such Valuation Date, and (z) the “current stock price” shall be the Weighted Average Price of the Common Stock on such Valuation Date. The Company shall pay the Private Company Redemption Amount to the Holder simultaneously with the consummation of the Private Company Organic Change. To the extent permitted by applicable law, the Company shall not enter into any binding agreement or other arrangement with respect to a Private Company Organic Change (other than a sale of all or substantially all of the Company’s assets) unless the Company provides that the payments provided for in this Section 9 shall have priority to payments to stockholders in connection with such Private Company Organic Change and the Company complies with such provision. The applicable “Private Company Redemption Amount” shall be the product of (I) the result of (X) the Private Company Redemption Value, minus (Y) if all of the Conditions to Redemption Amount Reduction (as defined below) have been satisfied as of the date of consummation of the Private Company Organic Change, the amount, if any, by which the Weighted Average Price of the Common Stock on the applicable Warrant Redemption Right Exercise Notice Date exceeds the Warrant Exercise Price on such Warrant Redemption Right Exercise Notice Date, or if one of more of the Conditions to Private Company Redemption Reduction have not been satisfied as of the date of consummation of the Private Company Organic Change, zero (0), multiplied by (II) the number of Warrant Shares as to which the Holder has demanded this Warrant be redeemed, as set forth in the applicable Warrant Redemption Right Exercise Notice (the date of delivery thereof by the Holder being referred to as the “Applicable Redemption Notice Date”), and has not revoked such demand as provided in this Section 9; provided, however, that such number shall not exceed the number of Warrant Shares for which this Warrant could be exercised on the applicable Warrant Redemption Right Exercise Period Commencement Date, minus (a) the number of Warrant Shares as to which this Warrant has been exercised since the Warrant Redemption Right Exercise Period Commencement Date and (b) the number of Warrant Shares as to which the Holder has demanded this Warrant be redeemed, as set forth in any Redemption Right Exercise Notices delivered on dates prior to the Applicable Redemption Notice Date, and has not revoked such demand as provided in this Section 9. Notwithstanding anything to the contrary contained in this Section 9, a Warrant Redemption Exercise Notice shall be deemed revoked in full, and shall be of no further force and effect, on an applicable Termination Date (as defined below).

(d)          For purposes of this Section 9, “Conditions to Redemption Amount Reduction” means the following conditions: (i) during the period beginning on the Warrant Date and ending on and including the date of consummation of the Private Company Organic Change (the applicable “Transaction Consummation Date”), the Company shall have delivered Warrant Shares upon exercise of the Warrants on a timely basis as set forth in Section 2(a); (ii) on each day during the period (the “Redemption Amount Reduction Condition Period”) beginning on and including the Warrant Redemption Right Exercise Period Commencement Date relating to such Transaction Consummation Date and ending on and including such Transaction Consummation Date, the Common Stock is listed on the NASDAQ Global Market, the NASDAQ Global Select Market or the New York Stock Exchange and the Common Stock has not been suspended from trading on the NASDAQ Global Market, the NASDAQ Global Select Market or the New York Stock Exchange; (iii) on each day during the Redemption Amount Reduction Condition Period, a Registration Statement (as defined in the Registration Rights Agreement) shall be effective and available for the sale of all of the Registrable Securities issuable upon exercise of the Warrants, in accordance with the Registration Rights Agreement, and there shall not have been any Grace Period (as defined in the Registration Rights Agreement) applicable to such Registration Statement; and (iv) the Company shall have obtained all requisite approvals of its stockholders for the issuance of all of the Warrant Shares issuable upon exercise of the Warrants.

(e)          If at any time during a period (a “Compensated Exercise Period”) beginning on a Warrant Redemption Right Exercise Period Commencement Date and ending on the earlier of (i) the Trading Day immediately preceding the applicable Transaction Consummation Date and (ii) the termination or abandonment of the Private Company Organic Change as to which such Warrant Redemption Right Exercise Period Commencement Date relates and the public disclosure thereof, which public disclosure the Company shall make no later than the first Business Day following such termination or abandonment (a date of such public disclosure, a “Termination Date”), the Holder exercises this Warrant as to any Warrant Shares (any such exercise being referred to as a “Compensated Exercise”), and if the Holder has delivered a Warrant Redemption Right Exercise Notice on or after such Warrant Redemption Right Exercise Period Commencement Date and prior to the date of such exercise (the “Exercise Date”), the Holder shall designate in the applicable Exercise Notice whether such exercise revokes such Warrant Redemption Right Exercise Notice as to the Warrant Shares subject to such exercise. With respect to any Compensated Exercise, but without limiting or otherwise affecting the Company’s obligations under Section 2 with respect thereto, the Company shall pay to the Holder an amount equal to the product (a “Warrant Exercise Additional Compensation Amount”) of (I) the result of (A) the Black-Scholes Value of this Warrant as to one (1) Warrant Share, except that in calculating such Black-Scholes Value, (x) the Valuation Date shall be the applicable Exercise Date, (y) the “option striking price” shall be the Warrant Exercise Price on such Valuation Date, and (z) the “current stock price” shall be the Weighted Average Price of the Common Stock on such Valuation Date (with any dispute regarding the calculation of such Black-Scholes Value being resolved in accordance with the procedures set forth in Section 8(b)(iii)), minus (B) the amount, if any, by which the Weighted Average Price of the Common Stock on the applicable Exercise Date exceeds the Warrant Exercise Price on such Exercise Date. The Company shall pay the Warrant Exercise Additional Compensation Amount to the Holder no later than the earliest to occur of (1) a Transaction Consummation Date, (2) a Termination Date, and (3) the thirtieth (30th) day after such Exercise Date.

(f)          Upon any Warrant Redemption Right Exercise Period Commencement Date relating to a Private Company Organic Change, the Warrant Exercise Price then in effect shall be reduced, effective as of such Warrant Exercise Period Commencement Date, to the Weighted Average Price of the Common Stock on the Trading Day immediately preceding such Warrant Redemption Right Exercise Period Commencement Date; provided that, in the case of a Warrant Redemption Right Exercise Period Commencement Date relating to a Private Company Organic Change that is not a sale of all or substantially all of the assets of the Company, the Warrant Exercise Price then in effect shall instead be reduced to a price equal to the value, as determined jointly by the Company and the Holder, of the consideration to be received per share of Common Stock by stockholders of the Company in such Private Company Organic Change if such value is less than such Weighted Average Price. In no event shall the Warrant Exercise Price be increased pursuant to this Section 9(f).

Section 10.          Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall promptly, on receipt of an indemnification undertaking by the Holder (or in the case of a mutilated Warrant, the Warrant), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.

Section 11.          Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Infinity Energy Resources, Inc.

Attention: Stanton E. Ross

11900 College Blvd., Suite 204

Overland Park, KS 66210

Telephone: [                              ]

Facsimile: [                                ]

If to a Holder, to it at the address and facsimile number set forth in the Securities Purchase Agreement, with copies to such Holder’s representatives as set forth therein, or, in the case of the Holder or any other Person named above, at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice to the other party at least five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or deposit with a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

Section 12.          Date. The date of this Warrant is February 11, 2011 (the “WARRANT DATE”). This Warrant, in all events, shall be wholly void and of no effect after 11:59 P.M., New York Time, on the Expiration Date, except that notwithstanding any other provisions hereof, the provisions of Section 7 shall continue in full force and effect after such date as to any Warrant Shares or other securities issued upon the exercise of this Warrant.

Section 13.          Amendment and Waiver. Except as otherwise provided herein, the provisions of the SPA Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Requisite Holders; provided that no such action may increase the Warrant Exercise Price of any SPA Warrant or decrease the number of shares or change the class of stock obtainable upon exercise of any SPA Warrant without the written consent of the holder of such SPA Warrant.

Section 14.          Descriptive Headings; Governing Law. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal laws of the State of Texas, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas.

Section 15.          Severability. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, (a) the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic and legal effect of which comes as close as possible to the intent of the illegal, invalid or unenforceable provisions.

Section 16.          Rules of Construction. Unless the context otherwise requires, (a) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Warrant, (b) each accounting term not otherwise defined in this Warrant has the meaning assigned to it in accordance with GAAP, (c) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter and (d) the use of the word “including” in this Warrant shall be by way of example rather than limitation.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed as of the ____ day of _________, 2011.

INFINITY ENERGY RESOURCES, INC.

By:
Name:
Title:

EXHIBIT A TO WARRANT

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT

INFINITY ENERGY RESOURCES, INC.

The undersigned holder hereby exercises the right to purchase _________________ of the shares of Common Stock (“WARRANT SHARES”) of Infinity Energy Resources, Inc., a Delaware corporation (the “COMPANY”), evidenced by the attached Warrant (the “WARRANT”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1          Form of Warrant Exercise Price. The holder intends that payment of the Warrant Exercise Price shall be made as:

________________	a “CASH EXERCISE” with respect to __________________
Warrant Shares; and/or

________________	a “CASHLESS EXERCISE” with respect to ______________
Warrant Shares (to the extent permitted by the terms of the Warrant).

2           Payment of Warrant Exercise Price. In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the Aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

3           Delivery of Warrant Shares. The Company shall deliver __________ Warrant Shares in accordance with the terms of the Warrant in the following name and to the following address:

Issue to:______________________________________________________________

Facsimile Number:_________________________________________________________

DTC Participant Number and Name (if electronic book entry transfer):________________

Account Number (if electronic book entry transfer):_______________________________

Date: _______________ __, ______

Name of Registered Holder

By:____________________________

Name:

Title:

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs [TRANSFER AGENT] to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated ________________, 2011 from the Company and acknowledged and agreed to by [TRANSFER AGENT].

INFINITY ENERGY RESOURCES, INC.

By:
Name:
Title:

EXHIBIT B TO WARRANT

FORM OF WARRANT POWER

FOR VALUE RECEIVED, the undersigned does hereby assign and transfer to ________________, a warrant to purchase ____________ shares of the capital stock of Infinity Energy Resources, Inc., a Delaware corporation, represented by warrant certificate no. _____, standing in the name of the undersigned on the books of said corporation. The undersigned does hereby irrevocably constitute and appoint ______________, attorney to transfer the warrants of said corporation, with full power of substitution in the premises.

Dated: _________, 20__

Name:
Title:

Exhibit B to

Securities Purchase Agreement

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “AGREEMENT”), dated as of _________________, by and among Infinity Energy Resources, Inc., a Delaware corporation, with headquarters located at 11900 College Blvd. Suite 204, Overland Park, Kansas 66210 (the “COMPANY”), and Amegy Bank, N.A. (the “BUYER”).

WHEREAS:

A.          In connection with the Securities Purchase Agreement by and among the parties hereto of even date herewith (the “SECURITIES PURCHASE AGREEMENT”), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell on the Closing Date to the Buyer warrants to purchase shares of Common Stock (the “WARRANTS,” and the shares of Common Stock issuable upon exercise of the Warrants, the “WARRANT SHARES”);

B.          To induce the Buyer to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 ACT”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

1.          DEFINITIONS

As used in this Agreement, the following terms shall have the following meanings:

a.          “EFFECTIVENESS DEADLINE” means the Initial Effectiveness Deadline or a Deficiency Effectiveness Deadline (each as defined below), as applicable.

b.          “FILING DEADLINE” means the Initial Filing Deadline or a Deficiency Filing Deadline (each as defined below), as applicable.

c.           “REGISTRATION STATEMENT” means a registration statement or registration statements of the Company filed under the 1933 Act covering the Registrable Securities.

d.          “INVESTOR” means the Buyer, any transferee or assignee thereof to whom the Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

e.          “PERSON” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a governmental or any department or agency thereof.

f.          “REGISTER,” “REGISTERED,” and “REGISTRATION” refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis (“RULE 415”), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the “SEC”).

g.          “REGISTRABLE SECURITIES” means (i) the Warrant Shares issued or issuable upon exercise of the Warrants and (ii) any shares of capital stock issued or issuable with respect to the Warrant Shares and the Warrants as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on exercises of the Warrants; provided, however, that any such Registrable Securities shall cease to be Registrable Securities when (x) a Registration Statement with respect to the sale of such securities becomes effective under the 1933 Act and such securities are disposed of in accordance with such Registration Statement, (y) such securities are sold in accordance with Rule 144 (as defined in Section 8) or (z) such securities become transferable without any restrictions in accordance with Rule 144(k) (or any successor provision).

h.          “TRADING DAY” means any day on which the Common Stock is traded on the principal securities exchange or securities market on which the Common Stock is then traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade, or actually trades on such exchange or market, for less than 4.5 hours.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

2.          REGISTRATION

a.          Mandatory Registration. The Company shall prepare, and, as soon as practicable but in no event later than 120 days after the Company's Common Stock is registered under Section 12 under the 1934 Act, as defined below (the “INITIAL FILING DEADLINE”), file with the SEC the Registration Statement on Form S-3, covering the resale of all of the Registrable Securities. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration, subject to the provisions of Section 2(d). The Registration Statement prepared pursuant hereto shall register for resale Registrable Securities consisting of at least that number of shares of Common Stock equal to 110% of the number of Warrant Shares issuable upon exercise of all the outstanding Warrants as of the second Trading Day immediately preceding the date that the Registration Statement is initially filed with the SEC. The calculations set forth in this paragraph shall be made without regard to any limitations on the exercise of the Warrants and such calculation shall assume that the Warrants are then exercisable into shares of Common Stock at the then-prevailing Warrant Exercise Price (as defined in the Warrants). The Company shall use its best efforts to have the Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the date which is ten days after the SEC has informed the Company that its Registration Statement may become effective (the “INITIAL EFFECTIVENESS DEADLINE”).

b.          Allocation of Registrable Securities. The initial number of Registrable Securities included in any Registration Statement and each increase in the number of Registrable Securities included therein shall be allocated pro rata among the Investors based on the number of such Registrable Securities held by each Investor at the time the Registration Statement covering such initial number of Registrable Securities or increase thereof is declared effective by the SEC. In the event that an Investor sells or otherwise transfers any of such Investor’s Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor. Any shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities then held by such Investors which are covered by such Registration Statement. For purposes hereof, the number of Registrable Securities held by an Investor includes all Registrable Securities issuable upon exercise of Warrants held by such Investor, without regard to any limitation on the exercise of the Warrants

c.          Legal Counsel. Subject to Section 5 hereof, the Investors holding securities representing at least two-thirds (2/3) of the Registrable Securities shall have the right to select one legal counsel to review and oversee any offering pursuant to this Section 2 (“LEGAL COUNSEL”), which shall be designated in writing to the Company by the Investor holders of at least two-thirds (2/3) of the Registrable Securities. The Company shall reasonably cooperate with Legal Counsel in performing the Company’s obligations under this Agreement.

d.          Ineligibility for Form S-3. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

e.          Sufficient Number of Shares Registered. In the event the number of shares of Common Stock available under the Initial Registration Statement filed pursuant to Section 2(a)(i) is insufficient to cover all of the Initial Registrable Securities required to be covered by the Initial Registration Statement or an Investor’s allocated portion of the Initial Registrable Securities pursuant to Section 2(b), the Company shall, as soon as practicable, but in any event not later than 15 days after the first date on which the number of shares available under the Initial Registration Statement is so insufficient (the “DEFICIENCY FILING DEADLINE”), amend the Initial Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so that there are registered for resale Initial Registrable Securities consisting of at least that number of shares of Common Stock equal to 110% of the number of Initial Warrant Shares issuable upon exercise of all the outstanding Initial Warrants as of the second Trading Day immediately preceding the date of the filing of the amendment or new Registration Statement with the SEC. The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable, but in any event not later than 75 days following the applicable Deficiency Filing Deadline (the “DEFICIENCY EFFECTIVENESS DEADLINE”). For purposes of the foregoing provision, the number of shares of Common Stock available under the Initial Registration Statement shall be deemed “insufficient to cover all of the Initial Registrable Securities” if as of any date of determination, the number of shares of Common Stock equal to 100% of the number of Initial Warrant Shares issuable as of such time upon exercise of all the outstanding Initial Warrants is greater than the number of shares of Common Stock available for resale under the Initial Registration Statement. The calculations set forth in this paragraph shall be made without regard to any limitations on the exercise of the Initial Warrants.

f.          Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement.

(i)           If (i) a Registration Statement covering all the Registrable Securities and required to be filed by the Company pursuant to Section 2(a) of this Agreement is not (A) filed with the SEC on or before the applicable Filing Deadline or (B) declared effective by the SEC on or before the applicable Effectiveness Deadline or (ii) on any day after the Registration Statement has been declared effective by the SEC sales of all the Registrable Securities required to be included on such Registration Statement cannot be made (other than during an Allowable Grace Period (as defined in Section 3(s))) pursuant to the Registration Statement (including because of a failure to keep the Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to the Registration Statement or to register sufficient shares of Common Stock as determined in accordance with Section 2(e)), then, as partial relief for the damages to any holder of the Warrants by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to such holder an amount in cash equal to the product of (i) the total Aggregate Exercise Price (as defined in the Warrants) of all Warrants held by such holder and to which the Registration Statement relates, multiplied by (ii) the sum of (A) 0.02, if the Registration Statement is not filed by the applicable Filing Deadline, plus (B) 0.02, if the Registration Statement is not declared effective by the applicable Effectiveness Deadline, plus (C) the product of (I) 0.000667 multiplied by (II) the sum (without duplication) of (x) the number of days after the applicable Filing Deadline that such Registration Statement is not filed with the SEC, plus (y) the number of days after the applicable Effectiveness Deadline that such Registration Statement is not declared effective by the SEC, plus (z) the number of days after such Registration Statement has been declared effective by the SEC that such Registration Statement is not available (other than during an Allowable Grace Period) for the sale of at least all the Registrable Securities required to be included and maintained on such Registration Statement pursuant to Section 2(e).

(ii)          The payments to which a holder shall be entitled pursuant to this Section 2(f) are referred to herein as “REGISTRATION DELAY PAYMENTS.” Registration Delay Payments shall be paid on the earlier of (I) the last day of the calendar month during which such Registration Delay Payments are incurred and (II) the third Business Day after the event or failure giving rise to the Registration Delay Payments is cured. In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of the lesser of 1.5% per month (prorated for partial months) or the highest lawful maximum interest rate, in each case, until paid in full.

3.          RELATED OBLIGATIONS

At such time as the Company is obligated, to file a Registration Statement with the SEC pursuant to Section 2(a), the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

a.          The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the applicable Registrable Securities (but in no event later than the applicable Filing Deadline) and use its best efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as practicable after such filing (but in no event later than the applicable Effectiveness Deadline). The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities covered by such Registration Statement without restriction pursuant to Rule 144(d) (or successor thereto) promulgated under the 1933 Act or (ii) the date on which the Investors shall have sold all the Registrable Securities covered by such Registration Statement (the “REGISTRATION PERIOD”). Such Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The term “best efforts” shall mean, among other things, that the Company shall submit to the SEC, within two (2) Business Days after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on the Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than 48 hours after the submission of such request.

b.          The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the “1934 ACT”), the Company shall have incorporated such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

c.          The Company shall (A) permit Legal Counsel to review and comment upon (i) the Registration Statement at least five (5) Business Days prior to its filing with the SEC and all amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC, and (B) not file any document, registration statement, amendment or supplement described in the foregoing clause (A) in a form to which Legal Counsel reasonably objects. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without providing prior notice thereof to Legal Counsel and each Investor. The Company shall furnish to Legal Counsel, without charge, (i) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference that have not been filed via EDGAR, and all exhibits and (ii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto. The Company shall reasonably cooperate with Legal Counsel in performing the Company’s obligations pursuant to this Section 3.

d.          The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference that have not been filed via EDGAR, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

e.          The Company shall use its best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by the Investors of the Registrable Securities covered by a Registration Statement under the securities or “blue sky” laws of all the states of the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e) or (y) subject itself to general taxation in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

f.          The Company shall notify Legal Counsel and each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to Legal Counsel and each Investor (or such other number of copies as Legal Counsel or such Investor may reasonably request). The Company shall also promptly notify Legal Counsel and each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

g.          The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

h.          At the reasonable request (in the context of the securities laws) of any Investor, the Company shall furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Investors, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors; provided that such Investor shall reimburse the Company for its out-of-pocket expenses incurred in connection with the furnishing of any such letter and opinion.

i.          At the reasonable request (in the context of the securities laws) of any Investor, the Company shall make available for inspection during regular business hours by (i) any Investor, (ii) Legal Counsel and (iii) one firm of accountants or other agents retained by the Investors (collectively, the “INSPECTORS”), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “RECORDS”), as shall be reasonably deemed necessary by each Inspector, and cause the Company’s officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Each Inspector which exercises its rights under this Section 3(i) shall be obligated to execute a non-disclosure agreement containing such reasonable terms as the Company may request. The fees and expenses of the Inspectors shall be borne by the applicable Investor.

j.          The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

k.          The Company shall use its best efforts to (i) cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of all the Registrable Securities covered by the Registration Statement on The NASDAQ National Market System, or (iii) if, despite the Company’s best efforts to satisfy the preceding clause (i) or (ii), the Company is unsuccessful in satisfying the preceding clause (i) or (ii), to secure the inclusion for quotation on The NASDAQ SmallCap Market for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the Financial Industry Regulatory Authority ("FINRA") as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k).

l.          The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

m.          The Company shall provide a transfer agent and registrar of all such Registrable Securities not later than the effective date of the applicable Registration Statement.

n.          If requested by an Investor, the Company shall (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as an Investor requests to be included therein relating to the sale and distribution of Registrable Securities, including information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement if reasonably requested by an Investor of such Registrable Securities.

o.          The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary to consummate the disposition of such Registrable Securities.

p.          The Company shall make generally available to its security holders as soon as practical, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the effective date of a Registration Statement.

q.          Within two (2) Business Days after a Registration Statement which covers applicable Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in substantially the form attached hereto as Exhibit A, provided that if the Company changes its transfer agent, it shall immediately deliver any previously delivered notices under this Section 3(q) and any subsequent notices to such new transfer agent.

r.          The Company shall make such filings with the National Association of Securities Dealers, Inc. (including providing all required information and paying required fees thereto) as and when requested by an Investor and make all other filings reasonably necessary for Investors to sell Registrable Securities pursuant to a Registration Statement.

s.          Notwithstanding anything to the contrary in Section 3(f), at any time after the Registration Statement has been declared effective by the SEC, the Company may delay the disclosure of material non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and its counsel, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a “GRACE PERIOD”); provided, that the Company shall promptly (i) notify the Investors in writing of the existence of material non-public information giving rise to a Grace Period (provided that in each notice the Company shall not disclose the content of such material non-public information to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed 20 consecutive days and during any 365 day period such Grace Periods shall not exceed an aggregate of 40 days and the first day of any Grace Period must be at least two (2) Trading Days after the last day of any prior Grace Period (an “ALLOWABLE GRACE PERIOD”). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the holders receive the notice referred to in clause (i) and shall end on and include the later of the date the holders receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 3(g) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material non-public information is no longer applicable.

4.          OBLIGATIONS OF THE INVESTORS

a.          At least six (6) Business Days prior to the first anticipated filing date of a Registration Statement and at least five (5) Business Days prior to the filing of any amendment or supplement to a Registration Statement, the Company shall notify each Investor in writing of the information, if any, the Company requires from each such Investor if such Investor elects to have any of such Investor’s Registrable Securities included in such Registration Statement or, with respect to an amendment or a supplement, if such Investor’s Registrable Securities are included in such Registration Statement (each an “INFORMATION REQUEST”). Provided that the Company shall have complied with its obligations set forth in the preceding sentence, it shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company, in response to an Information Request, such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

b.          Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.

c.          Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f) or written notice from the Company of a Grace Period, such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of 3(f) or receipt of notice that no supplement or amendment is required or that the Grace Period has ended. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f) and for which the Investor has not yet settled.

5.          EXPENSES OF REGISTRATION

All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company, except as provided in Section 3(h). The Company shall also reimburse the Investors for the reasonable fees and disbursements of Legal Counsel in connection with registration, filing or qualification pursuant to Sections 2 and 3 of this Agreement.

6.          INDEMNIFICATION

In the event any Registrable Securities are included in a Registration Statement under this Agreement:

a.          To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an “INDEMNIFIED PERSON”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several, (collectively, “CLAIMS”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“INDEMNIFIED DAMAGES”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“BLUE SKY FILING”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any material violation of this Agreement by the Company (the matters in the foregoing clauses (i) through (iv) being, collectively, “VIOLATIONS”). Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(d); (ii) with respect to any preliminary prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(d), and the Indemnified Person was promptly advised in writing not to use the incorrect preliminary prospectus prior to the use giving rise to a violation and such Indemnified Person, notwithstanding such advice, used it; (iii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(d); and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

b.          In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each an “INDEMNIFIED PARTY”), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(c), such Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the aggregate liability of the Investor in connection with any Violation shall not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to the Registration Statement giving rise to such Claim. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

c.          Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be. In any such proceeding, any Indemnified Person or Indemnified Party may retain its own counsel, but, except as provided in the following sentence, the fees and expenses of that counsel will be at the expense of that Indemnified Person or Indemnified Party, as the case may be, unless (i) the indemnifying party and the Indemnified Person or Indemnified Party, as applicable, shall have mutually agreed to the retention of that counsel, (ii) the indemnifying party does not assume the defense of such proceeding in a timely manner or (iii) in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel for the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Company shall pay reasonable fees for up to one separate legal counsel for the Investors, and such legal counsel shall be selected by the Investors holding at least two-thirds (2/3) in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise with respect to any pending or threatened action or claim in respect of which indemnification or contribution may be or has been sought hereunder (whether or not the Indemnified Party or Indemnified Person is an actual or potential party to such action or claim), which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

d.          The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

e.          The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.          CONTRIBUTION

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale, shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited to an amount equal to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to the Registration Statement giving rise to such action or claim for indemnification less the amount of any damages that such seller has otherwise been required to pay in connection with such sale.

8.          REPORTS UNDER THE 1934 ACT

With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration (“RULE 144”), the Company agrees to:

a.          make and keep public information available, as those terms are understood and defined in Rule 144;

b.          file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company’s obligations under Section 4(c) of the Securities Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

c.          furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon written request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

9.          ASSIGNMENT OF REGISTRATION RIGHTS

The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within five (5) Business Days after such transfer or assignment; (ii) the Company is, within five (5) Business Days after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement.

10.          AMENDMENT OF REGISTRATION RIGHTS

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who then hold at least two-thirds (2/3) of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

11.          MISCELLANEOUS

a.          A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

b.          Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Infinity Energy Resources, Inc:
11900 College Blvd., Suite 204, Overland Park, Kansas 66210
Telephone: [__________]
Facsimile: [__________]
Attention: Chief Executive Officer

If to the Buyer, to its address and facsimile number set forth on the Schedule of Buyers attached hereto, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers, or if, in the case of the Buyer or other party named above, to such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party at least five (5) days prior to the effectiveness of such change.

If to an Investor (other than the Buyer), to such Investor at the address and/or facsimile number reflected in the records of the Company. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or deposit with a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

c.          Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

d.          All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Texas, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Texas or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting the City of Houston, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

e.          This Agreement and the other Transaction Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the other Transaction Documents supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

f.          Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

g.          The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

h.          This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

i.          Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

j.          All consents and other determinations to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Investors holding at least two-thirds (2/3) of the Registrable Securities, determined as if all of the Notes and the Warrants then outstanding have been converted into or exercised for Registrable Securities without regard to any limitations on conversion of the Notes or the exercise of the Warrants. Any consent or other determination approved by Investors as provided in the immediately preceding sentence shall be binding on all Investors.

k.          The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

l.          This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and, to the extent provided in Sections 6(a) and 6(b) hereof, each Investor, the directors, officers, partners, employees, agents, representatives of, and each Person, if any who controls any Investor within the meaning of the 1933 Act and the 1934 Act and each of the Company’s directors, each of the Company’s officers who signs the Registration Statement, and each Person, if any, who controls the Company within the meaning of the 1933 Act and the 1934 Act, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

m.          Unless the context otherwise requires, (a) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Agreement, (b) each accounting term not otherwise defined in this Agreement has the meaning assigned to it in accordance with GAAP, (c) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter and (d) the use of the word “including” in this Agreement shall be by way of example rather than limitation.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

Company:

Infinity Energy Resources, Inc.

By: _______________________________
             Name: Stanton E. Ross
            Title: President

Buyer:

Amegy Bank, N.A.

By: _______________________________
             Name:
             Title:

Schedule of Buyers

Amegy Bank, N.A.
[contact info]

EXHIBIT A

FORM OF NOTICE OF EFFECTIVENESS OF REGISTRATION STATEMENT

[TRANSFER AGENT]
ATTN:___________________

RE: INFINITY ENERGY RESOURCES, INC.

Ladies and Gentlemen:

We are counsel to Infinity Energy Resources, Inc., a Delaware corporation (the “COMPANY”), and have represented the Company in connection with that certain Securities Purchase Agreement (the “PURCHASE AGREEMENT”) entered into by and among the Company and the buyer named therein (the “HOLDER”) pursuant to which the Company issued to the Holder warrants to purchase an aggregate of _________ shares of Common Stock, subject to adjustment (the “WARRANTS”), as set forth in, and subject to the terms and conditions of, the Securities Purchase Agreement. Pursuant to the Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holder (the “REGISTRATION RIGHTS AGREEMENT”) pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon exercise of the Warrants, under the Securities Act of 1933, as amended (the “1933 ACT”). In connection with the Company’s obligations under the Registration Rights Agreement, on ____________ ___, 2011, the Company filed a Registration Statement on Form S-3 (File No. 333-_____________) (the “REGISTRATION STATEMENT”) with the Securities and Exchange Commission (the “SEC”) relating to ________ Registrable Securities (subject to adjustment) issued or issuable upon EXERCISE OF WARRANTS ISSUED ON ________ __, 2011, which names the Holder as a selling stockholder thereunder. In connection with the foregoing, we advise you that a member of the SEC’s staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

Very truly yours, [ISSUER’S COUNSEL]

By:______________________________

cc: [LIST NAME OF HOLDER]

Exhibit C to

Securities Purchase Agreement

[LETTERHEAD OF INFINITY ENERGY RESOURCES, INC.]

_______________, 20___

(TRANSFER AGENT]

Re:          Infinity Energy Resources. Inc.

Ladies and Gentlemen:

Pursuant to that certain Securities Purchase Agreement between Infinity Energy Resources, Inc., a Delaware corporation (the “ Company ”), and Amegy Bank, N.A. (the “ Buyer ”), the Company sold to the Buyer warrants to acquire shares of the Company’s common stock, par value $0.000 per share (the “ Common Stock ”).

You are hereby irrevocably authorized and directed, as transfer agent of the Common Stock, to register an aggregate of _________ shares of the Common Stock in the names and denominations specified to you by the Buyer. The date of issue of such shares will be ______________,20__,

Very truly yours,

INFINITY ENERGY RESOURCES, INC.

By:
Name:
Title:

Acknowledged:

[TRANSFER AGENT]

By:
Name:
Title: